UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2010

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of New Director.

On January 4, 2010, the Board of Directors (the “Board”) of Integral Systems, Inc. (the “Company”) elected Bonnie K. Wachtel to the Board and nominated her for election at the 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”).

Since 1984, Ms. Wachtel has served as a principal of Wachtel & Co., Inc., a boutique investment firm in Washington, DC. Founded in 1961, Wachtel & Co., Inc. is focused on growing companies in the Washington area, frequently with active involvement directed to maximize long-term shareholder value. Ms. Wachtel has held in excess of a dozen board seats in public and private companies since joining Wachtel & Co., Inc. in 1984. Currently, she is a director of VSE Corporation, a provider of engineering services principally to the Department of Defense, and Information Analysis, Inc., a smaller company providing information technology technical services. Ms. Wachtel previously served on the Company’s Board of Directors from 1988, following Wachtel & Co., Inc.’s management of the Company’s initial public offering, until 2006. She currently serves on the Listing Qualifications Panel for NASDAQ and holds various licenses in the securities industry. Ms. Wachtel previously practiced law at Weil, Gotshal & Manges LLP, a law firm in New York. She holds a Bachelor of Arts degree from the University of Chicago, a Juris Doctor from the University of Virginia School of Law, and a Master of Business Administration with a concentration in finance from the University of Chicago. Ms. Wachtel is also a Certified Financial Analyst.

In consideration of her election and nomination, she withdrew a previously delivered notice of her intention to nominate three director candidates for election at the 2010 Annual Meeting and withdrew a stockholder proposal submitted for consideration at the 2010 Annual Meeting. Also, in connection with these actions, the Company anticipates entering into a one-year consulting arrangement with an individual (who Ms. Wachtel previously indicated she intended to nominate at the 2010 Annual Meeting) to advise the Company on certain technical and general operations matters.

Ms. Wachtel will be compensated for her services as described in the discussion of director compensation in the Company’s definitive proxy statement for its 2009 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 22, 2009.

Item 9.01	Exhibits.

(d)	Exhibits.

A copy of the press release announcing Ms. Wachtel’s election and nomination is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

Dated: January 8, 2010	By:	/S/ WILLIAM M. BAMBARGER, JR.
	Name:	William M. Bambarger, Jr.
	Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 8, 2010